Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street
Suite 4500
Denver, Colorado 80202
(303) 863-1000
-and-
555 Twelfth Street, NW
Washington, DC 20004
(202) 942-5000
-and-
399 Park Avenue
New York, New York 10022
(212) 715-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
David I. Swan, Esq.
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and Debtors-in-Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

                                                           )
In re:                                                   )     Case No. 04-13819
                                                           )     Jointly Administered
US AIRWAYS, INC., et al.1,             )     Chapter 11
                                                           )     Hon. Stephen S. Mitchell
Debtors.                                            )
__________________________)

ORDER PURSUANT TO 11 U.S.C. SECTIONS 105(a), 362, 363, 364,
365, AND 1110 AUTHORIZING THE DEBTORS
TO ENTER INTO A FINANCED LEASE FACILITY WITH DVB BANK AG IN CONNECTION WITH THE ACQUISITION OF
THREE BOMBARDIER (CANADAIR) CRJ700 REGIONAL JETS AND TO ENTER INTO AGREEMENTS WITH BOMBARDIER, INC. WITH RESPECT THERETO

Upon the motion (the "Motion") of the Debtors requesting of an order pursuant to sections 105(a), 362, 363, 364, 365, and 1110 of title 11 of the United States Code, 11 U.S.C. Sections 101, et seq. (the "Bankruptcy Code") and Rules 4001 and 6004 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") authorizing the Debtors to enter into a Financed Lease Facility with DVB Bank AG ("DVB") in connection with the Debtors' acquisition of three new Bombardier (Canadair) Regional Jet - 701s in conformity with the Summary of Principal Terms and Conditions attached as Exhibit B to the Motion (the "Term Sheet") and to enter into agreements with Bombardier, Inc. ("Bombardier") with respect thereto;

and it appearing that the relief requested therein is necessary to allow the Debtors' to acquire the New CRJ-701s and apply $28 million of PDPs and the Debtors' $2 million cash contribution on account of the purchase price thereof, all in furtherance of the Debtors' continued rationalization of their fleet in connection with their reorganization efforts and as contemplated in the RJ 1110 Agreement; and it further appearing that notice of the Motion is sufficient and complies with the requirements of Bankruptcy Rules 2002, 4001(c) and 4001(d); and for good cause shown; the Court finds that:

A.     On September 12, 2004 (the "Petition Date"), the Debtors commenced these chapter 11 cases (the "Cases") by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the Court.

B.     The Debtors have continued in the management and operation of their businesses as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in these Cases, and on September 21, 2004, the United States Trustee appointed an Official Committee of Unsecured Creditors (the "Creditors' Committee") for these Cases.

C.     It has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. Sections 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2). The statutory predicates for relief sought herein are sections 105, 362, 363, 364, 365 and 1110 of the Bankruptcy Code and Rule 9019 of the Federal Rules of Bankruptcy Procedure. Venue of the cases in this Court is proper pursuant to 28 U.S.C. Sections 1408 and 1409.

D.     The relief granted by this Order is an important component in the Debtors' efforts to successfully reorganize, and will assist the Debtors to meet the cost savings required by their Transformation Plan. In addition, the relief sought will allow the Debtors to foster the future acquisition of regional jet aircraft. The relief sought herein is, therefore, important to the Debtors' reorganization efforts and in the best interests of the Debtors', their creditors, and all parties-in-interest.

THE ACQUISITION OF THE NEW CRJ-701s

E.     Pursuant to RJ 1110 Agreement, the Debtors agreed, among other things, to purchase and take delivery from Bombardier by January 31, 2005 of the New CRJ-701s under the terms and conditions set forth in Exhibit D to the RJ 1110 Agreement. By the relief sought in the Motion, the Debtors are seeking authorization to comply with their agreement to purchase the New CRJ-701s, and to obtain financing in connection therewith, as summarized in the Motion and more fully set forth in the Term Sheet.

F.     The Debtors have demonstrated both (i) good, sufficient, and sound business purpose and justification and (ii) compelling circumstances for the acquisition of the New CRJ-701s, and the application of the approximately $28 million of PDPs and the expenditure of approximately $2 million in cash, on account of the purchase price for such aircraft pursuant to section 363(b) of the Bankruptcy Code. Approval and consummation of such transactions, consistent with the RJ 1110 Agreement, are in the best interests of the Debtors, their creditors, their estates, and other parties in interest and constitute a sound exercise of the Debtors' business judgment.

G.     The terms and conditions for the acquisition of the New CRJ-701s by the Debtors were negotiated by the Debtors and Bombardier without collusion, in good faith, and from arm's-length bargaining positions. The purchase price for the New CRJ-701s was determined in good faith and at arm's length, and such purchase price, is viewed by the Debtors as fair and reasonable. In addition, neither the Debtors nor Bombardier has engaged in any conduct that would cause or permit the acquisition of the New CRJ-701s to be avoided under section 363(n) of the Bankruptcy Code.

FINANCED LEASE FACILITY

H.     Pursuant to section 364(c) of the Bankruptcy Code, DVB has agreed to establish the Financed Lease Facility to finance the balance of the purchase price for the New CRJ-701s, after application of the PDPs and the Debtors' cash contribution, which Financed Lease Facility will be collateralized by the New CRJ-701s pursuant to a structured lease transaction, pursuant to which the Debtors will enter into new regional jet aircraft leases, and which transaction will both protect the Debtors' interest in the PDPs and provide for the delivery of title to the aircraft to the Debtors upon their payment of all principal and accrued interest owing on the Financed Lease Facility on the Maturity Date.

I.     The Debtors have attempted unsuccessfully to enter, in good faith, into similar arrangements on an unsecured or junior lien basis in connection with their efforts to acquire aircraft, and have been unsuccessful in such regard. The Debtors are able to secure such credit, on acceptable terms and conditions, only pursuant to sections 364(c) of the Bankruptcy Code and under the terms and conditions provided in the Term Sheet and this Order. Specifically, the Debtors were only able to secure the funding provided by the Financed Lease Facility by granting liens in the New CRJ-701s in connection with the purchase thereof, as described above.

J.     The Financed Lease Facility is a significant component of the Debtors' effort to rationalize their aircraft fleet, as it will provide the Debtors with the funding necessary to acquire the New CRJ-701s, and thereby continue the expansion of their regional jet fleet.

K.     Based on the record presented to the Court by the Debtors at the Hearing, the terms and conditions of the Financed Lease Facility are fair and reasonable and were negotiated by the parties in good faith and at an arm's length. Accordingly, DVB should be accorded the benefits of section 364(e) of the Bankruptcy Code in respect of the Financed Lease Facility.

NOTICE

L     Notice of the relief requested in the Motion was given to: (i) the United States Trustee for the Eastern District of Virginia; (ii) Otterbourg, Steindler, Houston & Rosen, P.C., lead counsel to the Creditors' Committee, Attn: Scott L. Hazan, Esq.; (iii) the Air Transportation Stabilization Board (the "ATSB"); and (iv) those parties as required by, and in accordance with, the Order Establishing Omnibus Hearing Dates and Authorizing Certain Electronic Notice, Case Management and Administrative Procedures (entered on September 15, 2004 at Docket No. 121). Such notice constitutes good and sufficient notice of the Hearing in accordance with Bankruptcy Rules 2002(a), 4001(c) and 4001(d) and section 102(1) of the Bankruptcy Code, as required by sections 105(a), 362, 363, 364, 365, and 1110. No other or further notice is necessary.

M.     The findings and conclusions set forth herein constitute the Court's finding of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the foregoing findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

Upon the record herein after due deliberation thereon good and sufficient cause exists for the granting of the relief as set forth herein,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1.      The Motion is GRANTED.

2.      The aacquisition of the New CRJ-701s by the Debtors, including the application of the PDPs and the Debtors' cash contribution in connection therewith, as contemplated by the Motion and the RJ 1110 Agreement, is approved pursuant to section 363(b) of the Bankruptcy Code, and the Debtors are authorized to perform all of their obligations in connection therewith, including the consummation of such acquisitions, and to execute such documents and take such other actions as are necessary or appropriate to effectuate such transactions.

3.      The Financed Lease Facility, as contemplated in the Term Sheet, and the Debtors entry into new regional jet aircraft leases in connection therewith, is hereby approved, and the Debtors are authorized to deliver to DVB, its assignees, and the lessors of any such leases (if applicable), all such agreements, financing statements, instruments and other documents, and to take all further actions as may be necessary or appropriate for the purpose of performing their obligations under the Financed Lease Facility and the documents related thereto, including, without limitation, the Debtors' cash contribution of approximately $2 million.

4.      The payment of fees and expenses by the Debtors to DVB as described further in the Term Sheet is hereby approved, and the Debtors are authorized to perform all obligations in respect of such fees and expenses consistent with the Term Sheet and the documents executed pursuant thereto.

5.      The failure specifically to include any particular provisions of the Term Sheet in this Order shall not diminish or impair the efficiency of such provisions, it being the intent of the Court that the Term Sheet be approved in its entirety.

6.     As more specifically described in the Motion and the Term Sheet, and pursuant to section 364 of the Bankruptcy Code, DVB and its assignees shall hereby be granted valid, perfected first priority security interests in, inter alia, the New CRJ-701s, with the full benefits of section 1110 of the Bankruptcy Code (the New CRJ-701s being "equipment" as that terms is used in section 1110(a)(3) of the Bankruptcy Code) and an assignment of the Lease and Purchase Option, insurances and related airframe and engine warranties, all as set forth in the Term Sheet, pursuant to sections 364(c)(2) of the Bankruptcy Code. Other than the first priority security interests granted to DVB and its assignees in respect of the "Senior Loan Amount" and the junior liens granted to the Debtors in respect of their "Subordinated Investment in Borrower," all as more fully described in the Term Sheet, there shall be no liens, security interests or encumbrances of any kind (collectively, "Interests") in the New CRJ-701s or in respect of any of the leases governing the New CRJ-701s (each a "CRJ Aircraft Lease"), and the automatic stay imposed under section 362(a) of the Bankruptcy Code shall be deemed lifted to allow DVB to exercise its rights, claims and remedies in respect of the Financed Lease Facility without any further order of the Court. Further, other than the Purchase Option granted in favor of the Debtors, as described in the Term Sheet, no purchase option of any kind shall be granted in respect of the New CRJ-701s or in any CRJ Aircraft Lease.

7.     Anything to the contrary notwithstanding, in the event that the Debtors at any time fail to perform their obligations under any CRJ Aircraft Lease, no claims or liabilities shall arise against the Debtors, whether as an administrative expense claim or otherwise, and the only remedies available to DVB, its assignees and the lessors under such leases shall be to realize on their liens and security interests in the respective New CRJ-701s.

8.      This Order shall be sufficient and conclusive evidence of the validity, perfection, and priority of the liens and security interests granted in connection with the Financed Lease Facility, and any and all security interests and liens granted under this Order are perfected immediately and without further act or deed, including the necessity of the execution by the Debtors, or the filings, recording or noticing, of financing statements, mortgages, deeds of trust, notices of lien, aircraft mortgages, security agreements, or other filing or recordings customarily made or which may otherwise be made or required under the law of any jurisdiction or the taking of any other action to validate or perfect the liens and security interests granted in connection with the Financed Lease Facility, or to entitle DVB to the priority granted herein; provided that the Debtors may execute and DVB may file or record financing statements, mortgages or other instruments to evidence and perfect the liens and security interests authorized hereby, and provided further that no such filing or recordation shall be necessary or required in order to evidence, create or perfect any such lien or security interest.

9.      The reversal or modification on appeal of the authorization under this Order and section 364 of the Bankruptcy Code shall not effect the validity of the debt, priority, or liens granted to DVB and its assignees under this Order, as provided by section 364(e) of the Bankruptcy Code.

10.      This Order shall be binding on any subsequent chapter 11 or chapter 7 trustee who may be appointed or elected in these cases or any succeeding chapter 7 case.

11.      Each officer or authorized signatory of the Debtors as may be so authorized by resolutions of the Board of Directors or shareholders of each of the Debtors, acting singly, is hereby authorized to execute and deliver each of the documents required to effectuate the transactions hereby approved, such execution and delivery to be conclusive of their respective authority to act in the name of and on behalf of the Debtors.

12.      DVB may file a xerographic copy of this Order as a mortgage, financing statement or similar perfection document with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which any of the Debtors have real or personal property.

13.      The obligations of the Debtors arising in connection with the acquisition of New CRJ-701s and pursuant to the Term Sheet, including in respect of the Financed Lease Facility, constitute and evidence the valid and binding obligations of each of the Debtors, which obligations shall be enforceable against each of the Debtors in accordance with the terms thereof and this Order.

14.      If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other Court for any reason, such modification, vacation, or stay shall not affect (i) the validity of any obligations incurred pursuant to the Financed Lease Facility or this Order prior to the later of (a) the effective date of such modification, vacation, or stay, or (b) the entry of the order pursuant to which such modification, vacation or stay was established, or (ii) the validity, priority, or enforceability of any lien or security interest granted by the Debtors to DVB or authorized herein. The Court finds that the Financed Lease Facility was negotiated in good faith and at arm's length as that term is used in section 364(e) of the Bankruptcy Code and is in the best interests of the Debtors and their creditors. Accordingly, the validity, priority and enforceability of any credit extended or security interest or lien granted or perfected pursuant to the Financed Lease Facility or this Order is subject to the protection accorded under section 364(e) of the Bankruptcy Code.

15.     This Order shall constitute findings of fact and conclusions of law and shall take effect and be fully enforceable immediately upon execution hereof.

16.      The acquisition of the New CRJ-701s and the provision of the Term Sheet and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement has no material adverse effects on the Debtors' estates or is to reflect the terms and provisions of this Order, and provided, further, that such parties will provide the Creditors' Committee and the ATSB with at least five (5) days prior written notice of any such modification. The Debtors are authorized to execute all documents and instruments and to take all actions it deems appropriate to consummate the transactions contemplated in the Motion and the Term Sheet.

17.      This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

Dated: Alexandria, Virginia
          January ___, 2005

                                                         __________________________________
                                                       Honorable Stephen S. Mitchell
                                                       United States Bankruptcy Judge

WE ASK FOR THIS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
555 Twelfth Street, NW
Washington, DC 20004
(202) 942-5000

- and -

By: /s/ Douglas M. Foley__________________
Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and Debtors-in-Possession

___________________________________________________

1. The Debtors are the following entities: US Airways, Inc., US Airways Group, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc. and Material Services Company, Inc.

2. Capitalized terms used, but not otherwise defined, herein shall have the meanings given such terms in the Motion.